Exhibit 10.89



     THIS AGREEMENT dated the 1st day of November, 2002, between B/A Airport Park Solutions, LLC, a New York limited liability company, as Landlord, and National Medical Health Card Systems, Inc., as Tenant.

     WITNESSETH: The Landlord hereby leases to Tenant and Tenant hereby hires from Landlord, for a term of ten (10) years (the "Term") commencing on November 1, 2002 (the "Commencement Date") the following space located in the building commonly known as 23 British American Blvd. (the "Building") and more fully described on the floor plan designated as Exhibit "A" attached hereto: (1) 19,400 square feet situated on the second floor; and (2) the exclusive use of the gym facilities located in the basement (comprising of 1,377 square feet). The Landlord also hereby grants a revocable license to the Tenant during the Term to use the lunchroom facilities located in the Building in common with other tenants of the Building. The Tenant hereby acknowledges and agrees that such license may be revoked by the Landlord at any time for any reason (or no reason) upon notice, and such revocation shall not cause any diminution in the Rent or other obligations (monetary or otherwise) of the Tenant hereunder. The space hereby leased by the Tenant indicated in this paragraph is sometimes referred to herein as the "Tenant Space".

     1. RENT. Tenant shall pay the annual Rent of $310,400 plus a twelve percent (12%) usage fee (to cover the use of the gym facilities), said Rent to be paid in equal monthly payments in advance on the first day of each and every month during the Term, as follows: $28,970.66 on or before the first day of each and every month during the Term.

     All Rent shall be absolutely net to Landlord so that this Lease shall yield to Landlord the full amount of the installments thereof throughout the Term without deduction. All Rent shall be paid to Landlord without notice, demand, counterclaim, setoff, deduction or defense, and nothing shall suspend, defer, diminish, abate or reduce any Rent, except as otherwise specifically provided in this Lease.

     2. BASE YEAR. Tenant's base year shall be Tenant's first full year of occupancy. It is recognized that the rentals herein are based upon the costs to the Landlord for the initial year of the Term (herein referred to as "Base Year") in connection with the following: real property taxes; sewer and water charges; liability insurance and fire insurance with extended coverage; general repairs and maintenance of the Building; heat, air-conditioning, electricity, cleaning and maintenance of common areas; trash removal; janitorial service; snow removal; maintenance of roadway, walks, and parking areas and the care and maintenance of landscaping and grounds. Excluded are Niagara Mohawk charges (electricity and gas) to the Tenant Space (electricity and gas will be separately metered and billed directly to Tenant) and capital expenditures defined in accordance with generally accepted accounting principals ("GAAP"). It is agreed that Tenant shall pay its proportionate share of any increase in such cost as additional rent (the "Additional Rent") which are in excess of those incurred in the Base Year. Accounting and payment shall be made within thirty
(30) days of each year of the Term. It is understood that the proportionate share is established by the proportion which the rentable square foot area of the Tenant bears to the total rentable square foot area of the Building (excluding the basement). The proportionate share is 52.4%.

     3. OCCUPANCY. Tenant shall use and occupy the Tenant Space for no purpose other than the conduct of Tenant's business.

     4. REPAIRS AND ALTERATIONS. Subject to the terms hereof, including without limitation the Landlord's repair and maintenance obligations to the Building, Tenant shall take good care of the Tenant Space and fixtures, make good any injury or breakage done by Tenant or Tenant's agents, employees or visitors, and shall quit and surrender the Tenant Space, at the end of the Term, in as good condition as the reasonable use thereof will permit; shall not make any additions, alterations or improvements in the Tenant Space, or permit any additional lock or fastening on any door, without the written consent of Landlord; and all alterations, partitions, additions, or improvements, which may be made by either of the parties hereto upon the Building, shall be the property of Landlord, and shall remain upon and be surrendered with the Building, as a part thereof, at the termination of this Lease, without disturbance, molestation or injury. Tenant hereby assumes all responsibility for any costs and/or expenses which may be incurred by reason of the installation of any addition, alteration or improvement to the Tenant Space performed by or on behalf of the Tenant. Tenant hereby agrees and represents that it shall not mortgage, finance or encumber, or in any way subject the Tenant Space or the Building to any debt or lien of any kind or nature whatsoever. In the event any lien, debt or encumbrance is placed upon the Tenant Space and/or the Building, Tenant shall have such lien, debt or encumbrance removed within ten (10) days after it has been placed thereon.

     5. REQUIREMENTS OF LAW. Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and City Government and of any and all their Departments and Bureaus applicable to Tenant's particular use of the Building, for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with the Building during the Term.

     Landlord covenants and warrants that the Building and its common areas, including bathrooms, shall, at all times, comply with all applicable statutes, ordinances, rules, orders, regulations and requirements of the federal, state and city government and of any and all their departments and bureaus, including, without limitation, the provisions of the Americans with Disabilities Act ("ADA").

     6. TRADE FIXTURES. The Tenant shall have the right to adapt the Tenant Space to its use, subject to Landlord's approval, which shall not be unreasonably withheld, and in that connection shall have the right to install showcases, counters, shelving, electrical connections and other trade fixtures necessary to accommodate its business operation. Such work, however, must be done in good, workmanlike and orderly fashion and shall be of such nature that it shall not affect the safety or structural soundness of the Building. Unless otherwise agreed by the Landlord, such facilities and alterations shall be removed by the Tenant and the Building be restored to its original condition, subject to reasonable use and wear, prior to the Tenant's vacating the Building at the expiration of the Term.

     7. FIXTURES. If after default in payment of Rent or violation of any other provision of this Lease, or upon the expiration of this Lease, Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to such default, removal, expiration of Lease, or prior to the issuance of the final order or execution of the warrant, and after reasonable notice from Landlord, then and in that event, the said fixtures and property shall be deemed abandoned by Tenant and shall become the property of Landlord.

     8. ASSIGNMENT. Tenant shall have the right to assign this Lease and to sublet all or any portion of the Tenant Space with the Landlord's consent, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding any assignment of this Lease, or subletting of the Tenant Space, Tenant shall remain responsible to Landlord for the timely performance and due and proper observance of all conditions and obligations of this Lease.

     9. SIGNS. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the exterior of the Building. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the interior of the Building without the prior written approval and consent of Landlord, which shall not be unreasonably withheld or delayed. Any sign, advertisement, notice or other lettering of Tenant permitted by Landlord to be placed in the interior of the Building shall be affixed at Tenant's sole cost and expense. Should Landlord deem it necessary to remove the same in order to paint, alter, or remodel any part of the interior of the Building, Landlord may remove and replace same at Landlord's expense. Tenant must have its name placed on its entry door within one month of its occupancy date. All signage must conform to the Town of Colonie Sign Law.

     10. CLEANING. It is understood that the rental rate is inclusive of janitorial service to the Building including internal and external window washing. Janitorial specifications are attached hereto as Exhibit "B".

     11. DEFAULT OF TENANT. Each of the following shall be an "Event of Default" under this Lease;

     (a) any failure of Tenant to pay any Rent or Additional Rent when due and such failure continues uncured for five (5) days after such due date; or

     (b) any failure of Tenant to perform any other of the terms, conditions or covenants of this Lease to be performed by Tenant and such failure continues uncured for thirty (30) days after written notice from Landlord specifying such failure, except that in cases where Tenant cannot reasonably cure within the thirty (30) day period, only if Tenant fails to commence to cure within such thirty (30) day period and thereafter to diligently continue to cure the same until fully corrected; and

     (c) if both (i) Tenant's estate created by this Lease shall be taken upon execution, attachment or other process of law, and any such execution, attachment or other process be not vacated or set aside within thirty (30) days thereafter, or if Tenant shall be adjudged as bankrupt, or if Tenant shall file a voluntary petition in bankruptcy, or if an involuntary petition in bankruptcy be filed and not vacated or set aside within ninety (90) days thereafter, and
(ii) there otherwise occurs an Event of Default as specified in subparagraphs "(a)" and "(b)" above.

     12. REMEDIES. Upon an Event of Default, Landlord may immediately, or at any time thereafter, re-enter the Tenant Space and remove all persons and all or any property therefrom, either by summary dispossess proceedings, or by any suitable action or proceeding at law, without being liable to indictment, prosecution or damages therefor, and repossess and enjoy the Tenant Space together with all additions, alterations and improvements. In any such case, Landlord may either relet the Tenant Space or any part or parts thereof for Landlord's own account, or may at Landlord's option, relet the Tenant Space or any part or parts thereof, as the agent of Tenant, and receive the rents therefor, applying the same first to the payment of such expenses as Landlord may have incurred, and then to the fulfillment of the covenants of Tenant herein, and the balance, if any, at the expiration of the Term first above provided for, shall be paid to Tenant. In the event that the Term of this Lease shall terminate by summary proceedings or otherwise, and if Landlord shall not relet the Tenant Space for Landlord's own account, then, whether or not the Tenant Space be relet, Tenant shall remain liable for, and Tenant hereby agrees to pay to Landlord, until the time when this Lease would have expired but for such termination or expiration, the equivalent of the amount of all of the Rent and Additional Rent reserved herein, less the avails of reletting, if any, and the same shall be due and payable by Tenant to Landlord on the same date the monthly rent payments as provided herein are due; that is, upon each of such days Tenant shall pay to Landlord the amount of deficiency then-existing. Tenant hereby expressly waives any and all right of redemption in case Tenant shall be dispossessed by judgment or warrant of any court or judge, and Tenant waives and will waive all right to trial by jury in any summary proceedings hereafter instituted by Landlord against Tenant in respect to the Tenant Space or any action to recover Rent or Additional Rent or damages hereunder. In the event of a breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity, as if re-entry, summary proceedings and other remedies were not herein provided for. The words "re-enter" and "re-entry" as used in this Lease are not restricted to their technical legal meaning.

     13. ACCESS TO BUILDING. Tenant agrees that Landlord and Landlord's agents and other representatives shall have the right to enter into and upon the Tenant Space, or any part thereof, at all reasonable hours and upon reasonable notice for the purpose of examining the same, or for making such repairs, alterations, additions, or improvements therein as may be necessary or deemed advisable by Landlord. Tenant also agrees to permit Landlord or Landlord's agents to show the Tenant Space to persons wishing to hire or purchase the same; and Tenant further agrees that during the six (6) months next preceding the expiration of the Term hereby granted Landlord or Landlord's agents shall have the right to place notices on the front of the Building, or any part thereof, offering the Building "To Let" or "For Sale", and Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

     14. COMMON AREAS AND SERVICES. The Landlord shall provide and pay for base year costs of the following services: sewer and water; snow and trash removal; cleaning and maintenance of common areas; maintenance of the roadways, walks and parking areas; care and maintenance of landscaping and grounds; and janitorial services as set forth at paragraph 10 hereof. The services herein to be provided contemplate the uses customary and usual in the conduct of a general business office operation and will be provided between 7:30 a.m. and 5 p.m., Monday through Friday. Increases over the base year costs of these services will be charged to the Tenant on a proportionate basis, as outlined in paragraph 2.

     As used in this Lease, the Term "common areas" means, without limitation, the hallways, entryways, stairs, elevators, driveways, parking lots and parking areas, walkways, terraces, docks, loading areas, restrooms, trash facilities, and all other areas and facilities in the Building or project that are provided and designated from time to time by the Landlord for the general nonexclusive use and convenience of Tenant with Landlord and other Tenants of the Building or project and their respective employees, invitees, licensees, or other visitors. The Landlord grants the Tenant, its employees, invitees, licensees and other visitors a nonexclusive license for the Term to use the common areas in common with others entitled to use the common areas, subject to the terms and conditions of this Lease. Without advance written notice to Tenant, and without any liability to Tenant in any respect, provided Landlord will take no action permitted under this Article in such a manner as to materially impair or adversely affect Tenant's substantial benefit and enjoyment of the Building, Landlord will have the right to:

     (a) Temporarily close any of the common areas for maintenance, alteration or improvement purposes; and

     (b) Change the size, use, shape or nature of any such common areas.

     15. PARKING. Tenant will be entitled to the use of 101 parking spaces around the Building or in the project in common during the Term subject to the rules and regulations set forth herein, and any amendments or additions to them. The Tenant uses the parking spaces at its own risk, and the Landlord will not be liable for loss or damage to any vehicle or any contents of such vehicle or accessories to any such vehicle, or any property left in any of the parking areas.

     16. NO DIMINUTION OF RENT. No diminution or abatement of Rent or Additional Rent, or other compensation, shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the Building; provided, however, that (except in the case of emergencies) Landlord shall use its reasonable efforts to perform such work in a manner that does not unreasonably interfere with the normal conduct of Tenant's business. With respect to the various "services" expressly or implicitly agreed to be furnished by Landlord to Tenant under this Lease, Tenant shall not be entitled to receive any diminution or abatement of Rent, including Additional Rent, or any other compensation, for interruption or curtailment of such service by reason of any alterations or repairs desirable or necessary to be made, or for any other reason (other than negligence or willful misconduct of Landlord or Landlord's agents, employees or invitees). No interruption or curtailment of such service shall be deemed a constructive eviction.

     Anything in this Article or otherwise in this Lease to the contrary notwithstanding, if (a) any Essential Service (as hereinafter defined) which Landlord is required to provide to Tenant under this Lease is interrupted, or
(b) Tenant is denied access to the Tenant Space as required under this Lease; and if, as a result of any of the foregoing Tenant is unable to use the Tenant Space, or any portion thereof, for the normal conduct of Tenant's business, and such condition continues for a period in excess of ten (10) consecutive business days, the Rent (including Additional Rent) shall be abated as to the Tenant Space, or affected portion thereof, on a per diem basis commencing on the tenth
(10th) business day following such occurrence. The term "Essential Service" as used in this Section shall mean electricity, heat, ventilation, air conditioning and toilet facilities.

     17. INABILITY TO PERFORM. Except as set forth herein, this Lease and the obligation of Tenant to pay Rent hereunder, including Additional Rent, and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no way be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures or Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with any National Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been or are affected by war or other emergency.

     18. DESTRUCTION. If the Building or the Tenant Space shall be partially or totally damaged or destroyed by fire or other casualty (and if this Lease shall not be terminated as hereinafter provided in this Article), then Landlord shall rebuild, repair and restore the Building including the Building systems and the Common Areas but excluding any alteration, addition or improvement to the Tenant Space performed by or on behalf of the Tenant (all such rebuilding, repair and restoration work being herein called "Landlord's Restoration Work"), with reasonable dispatch after notice to it of the damage or destruction; provided, however, that in no event shall the collection of insurance proceeds delay the performance of the Landlord's Restoration Work. If the Tenant Space and/or the Building shall be damaged or destroyed by fire or other casualty so as to render the Tenant Space completely or partially untenantable, then the Rent (including Additional Rent) shall be abated in the proportion that the untenantable area of the Tenant Space bears to the total area of the Tenant Space for the period from the date of the damage or destruction to the date which Landlord's Restoration Work shall be completed. Landlord is not required to repair or replace any of Tenant's Property, unless originally installed by Landlord.

     If the Building shall be damaged or destroyed by fire or other casualty such that Landlord's Restoration Work requires more than one hundred fifty (150) days (as estimated by a reputable independent contractor, registered architect or licensed professional engineer designated by Landlord and reasonably acceptable to Tenant), then Landlord or Tenant may terminate this Lease by giving the other party notice to such effect within thirty (30) days after the date of the casualty. In addition, if fifty percent (50%) or more of the useable area of the Tenant Space is rendered untenantable or Tenant is denied reasonable access to the Tenant Space as a result of such damage by fire or other casualty and either (a) such damage occurs during the last two (2) years of the Term or
(b) it is determined by a reputable, independent contractor, licensed architect or licensed professional engineer designated by Landlord and reasonably acceptable to Tenant, that such part of the Tenant Space cannot be made tenantable or that reasonable access thereto cannot be restored within one hundred fifty (150) days after the occurrence of such fire or other casualty, or such part of the Tenant Space is not made tenantable or such reasonable access to the Tenant Space is not so restored within such one hundred fifty (150) days (the "Outside Restoration Date"), then, in the case of either clause (a) or clause (b) above, this Lease and the Term and estate hereby granted may be terminated by Tenant by a notice specifying a date for such termination, which date shall not be more than thirty (30) days after the filing of such notice. Tenant's notice specifying the date for such termination may be given within sixty (60) days after the date of such damage, if during the last two (2) years of the Term, or Tenant is notified that it has been determined that such part of the Tenant Space cannot be made tenantable or that reasonable access thereto cannot be restored within such one hundred fifty (150) day period, or within sixty (60) days after the Outside Restoration Date, but in any event prior to the date such part of the Tenant Space shall be made tenantable or that reasonable access shall be restored. In the event of the giving of any notice of termination, this Lease and the Term and estate hereby granted shall expire as of the date specified in such notice with the same effect as if such date were the date initially specified in this Lease as the end of the Term.

     The provisions of this Section shall be deemed an express agreement governing any case of damage or destruction of the Tenant Space by fire or other casualty, and Section 227 of the Real Property Law of the State of New York, providing for such a contingency in the absence of an express agreement, and any other law of like import, now or hereafter in force, shall have no application in such case.

     19. CONDEMNATION. That should the land whereon the Building stands or any part thereof be condemned for public use, so as to materially affect the usage of the Building and/or the Tenant Space, then in that event, upon the taking of the same for such public use, this Lease shall become a nullity, and the Term cease and come to an end upon the date when the same shall be taken and the Rent, including Additional Rent, and all other charges shall be apportioned as of such date. Tenant shall have no claim against Landlord for the value of any unexpired Term of this Lease. No part of any award, however, shall belong to Tenant provided, however, Tenant shall be permitted to assert such claim, including any claim permitted by law for relocation costs, as may be provided under the laws of the State of New York.

     20. LIABILITY. Landlord is exempt from any and all liability for any damage or injury to person or property caused by or resulting from steam, electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of the Building or from any damage or injury resulting or arising from any other cause or happening whatsoever unless such damage or injury be caused by or be due to the negligence of Landlord.

     21. INDEMNIFICATION. Except for any injury or damage to persons or property on the Tenant Space that is caused by or results from the negligence or deliberate act of Landlord, its employees or agents, and subject to the provisions of Paragraph 20, Tenant will not hold Landlord, its employees or agents liable for, and Tenant will indemnify and hold harmless Landlord, its employees and agents from and against any and all demands, claims, causes of action, fines, penalties, damages (including, consequential damages), liabilities, judgments and expenses (including without limitation, reasonable attorneys' fees) incurred in connection with or arising from:

     1) the use or occupancy or manner of use or occupancy of the Tenant Space by Tenant or any person claiming under Tenant;

     2) any activity, work or thing done or permitted by Tenant in or about the Tenant Space or the Building ;

     3) any breach by Tenant or its employees, agents, contractors or invitees of this Lease; and

     4) any injury or damage to the person, property or business of Tenant, its employees, agents, contractors or invitees entering upon the Tenant Space under the express or implied invitation of Tenant.

     If any action or proceeding is brought against Landlord, its employees or agents by reason of any such claim for which Tenant has indemnified Landlord, Tenant, upon written notice from Landlord, will defend the same at Tenant's expense, with counsel reasonably satisfactory to Landlord.

     Except for any injury or damage to persons or property on the Tenant Space that is caused by or results from the negligence or deliberate act of Tenant, its employees or agents, and subject to the provisions of Paragraph 20, Landlord will not hold Tenant, its employees or agents liable for, and Landlord will indemnify and hold harmless Tenant, its employees and agents from and against any and all demands, claims, causes of action, fines, penalties, damages (including consequential damages), liabilities, judgments and expenses (including, without limitation, reasonable attorneys' fees) incurred in connection with or arising from:

     1) the use or occupancy or manner of use or occupancy of the Tenant Space by Landlord or any person claiming under Landlord;

     2) any activity, work or thing done or permitted by Landlord in or about the Tenant Space or the Building ; 3) any breach by Landlord or its employees, agents, contractors or invitees of this Lease; and

     4) any injury or damage to the person, property or business of Landlord, its employees, agents, contractors or invitees entering upon the Tenant Space under the express or implied invitation of Landlord.

     If any action or proceeding is brought against Landlord, its employees or agents by reason of any such claim for which Tenant has indemnified Landlord, Tenant, upon written notice from Landlord, will defend the same at Tenant's expense, with counsel reasonably satisfactory to Landlord.

     22. INSURANCE. At all times during the Term, Tenant will carry and maintain, at Tenant's expense, the following insurance, in the amounts specified below or such other amounts as Landlord may from time to time reasonably request, with insurance companies and on forms satisfactory to Landlord:

     1) Bodily injury and property damage liability insurance, with a single limit of $2,000,000.00 which may be satisfied by a commercial general liability policy in conjunction with an excess umbrella policy. All such insurance will be equivalent to coverage offered by a commercial general liability form, including, without limitation, personal injury and contractual liability coverage for the performance by Tenant of the indemnity agreements set forth in this Lease.

     2) Worker's compensation insurance satisfying Tenant's obligations and liabilities under the worker's compensation laws of the State of New York, including employer's liability insurance in the limits required by the laws of the State of New York; and

     3) If Tenant operates owned, hired or nonowned vehicles on the project, comprehensive automobile liability at a limit of liability not less than $1,000,000.00 combined bodily injury and property damage.

     4) Fire legal liability insurance in the amount of the replacement cost of the Tenant Space actually occupied by Tenant.

     5) Business interruption insurance for 12 months of coverage.

     A certificate of insurance, naming the Landlord as an additional insured, will be delivered to the Landlord prior to the Tenant's occupancy of the Tenant Space. All commercial general liability or comparable policies maintained by Tenant will name Landlord as an additional insured. All commercial general liability and property policies maintained by Tenant will be written as primary policies, not contributing with and supplemental to the coverage that the Landlord may carry.

     Landlord shall maintain (a) "Special Form" property insurance covering the full replacement value of the Building and (b) commercial liability insurance covering the Common Areas of the Building and the project and Landlord's activities in the Building and the project, each with such terms, coverages and conditions as are normally carried by reasonably prudent owners of properties similar to the Building.

     23. WAIVER OF CLAIMS AND SUBROGATION. The Landlord shall be exempt from, and the Tenant agrees to accept the risk of loss by fire or other casualty covered by insurance as to the contents, leasehold improvements or fixtures of the Tenant Space ensuing by reason of such fire or other casualty covered by insurance. The Tenant shall be exempt from, and the Landlord agrees to accept the risk of loss by fire or other casualty covered by insurance as to the Building, equipment, fixtures and appurtenances of the Tenant Space during the Term of this Lease or any renewal thereof. Landlord and Tenant shall each cause each insurance policy carried by each, respectively, insuring the Building or the Tenant Space, its contents, leasehold improvements or fixtures to be written in a manner so as to provide that the insurance companies waive all right or recovery by way of subrogation against the other party in connection with any loss or damage covered by any such policies.

     24. NO WAIVER. The failure of Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that Landlord may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be changed, modified or discharged orally.

     25. SUBORDINATION/NON-DISTURBANCE. This instrument shall not be a lien against the Tenant Space in respect to any bank, insurance company or other lending institution mortgages that are now on or that hereafter may be placed against the Tenant Space, and the recording of such mortgage, or mortgages, shall have preference and precedence and be superior and prior in lien of this Lease, irrespective of the date of recording and Tenant agrees to execute any such instrument, without cost, that may be reasonably necessary or desirable to further effect the subordination of this Lease to any such mortgage or mortgages; provided such subordination shall be conditioned upon the holder of any such mortgage first executing and delivering to Tenant a nondisturbance agreement, in form and substance reasonably satisfactory to Tenant, by which the mortgagee agrees not to terminate this Lease in foreclosure. Tenant's refusal to execute such subordination instrument shall entitle Landlord, or Landlord's assigns and legal representatives, to cancel this Lease without incurring any expense or damage and the Term hereby granted is expressly limited accordingly. At Tenant's request, Landlord shall use its best efforts to obtain a nondisturbance agreement from any future mortgagees by utilizing the standard form nondisturbance agreement of such lender.

     26. ESTOPPEL CERTIFICATE. Tenant shall at any time and from time to time, deliver a written instrument ("Estoppel Certificate") to Landlord or to any other person or firm specified by Landlord, duly executed and acknowledged, certifying to the best of its knowledge, information or belief that this Lease is unmodified and in full force and effect or, if there has been any modification, that Lease is in full force and effect as modified, and stating any and all such modifications; specifying the dates to which Rent and Additional Rent provided for herein has been paid; and whether there exists any default in the performance of any covenant agreement, Term, provision or condition contained in this Lease.

     27. RULES AND REGULATIONS. Tenant and Tenant's employees, agents and visitors shall comply strictly with the Rules and Regulations attached to this Lease, and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may from time to time adopt. Landlord shall not be liable to Tenant for violation of any said Rules or Regulations, or the breach of any covenant or condition in any Lease, by any other tenant in the Building, provided that all such Rules shall be enforced in a nondiscriminatory manner.

     28. QUIET ENJOYMENT. Tenant, upon payment of the Rent, Additional Rent and other required charges, and the performance by Tenant under this Lease, shall have the peaceful and quiet enjoyment of the Tenant Space without hindrance or disturbance by Landlord or those claiming by, through or under Landlord, or any other person or entity whatsoever.

     29. ATTORNEYS FEES. The parties agree that in the event of any summary proceeding or other litigation concerning the terms of this Lease the prevailing party shall be entitled to recover as Additional Rent all reasonable attorneys fees, costs and disbursements.

     30. LATE CHARGES. A late charge of five (5%) percent shall be assessed to any rental payment not made within fifteen (15) days of the due date and shall be considered Additional Rent.

     31. NOTICES. Any notice given to Tenant shall be in writing and sent by registered or certified mail to Tenant at:

                           National Medical Health Card Systems, Inc
                           26 Harbor Park Drive
                           Port Washington, New York 11050
                           Attn: President

     Tenant may change the address at which notices shall be given at any time upon notification to Landlord. Any notices to be given to Landlord shall be given in writing and sent by certified mail to Landlord at:

                           British American Development Corporation
                           4 British American Boulevard
                           Latham, NY   12110
                           Attn:    Charles W. Poe, Jr.
                                    Executive Vice President


     Landlord may change the address at which notices shall be given any time upon notification to Tenant.

     32. ATTACHMENTS TO LEASE. It is mutually understood and agreed that the covenants and agreements in the written Lease, addendums, exhibits and attachments shall be binding upon the parties hereto and upon their respective successors, assigns, heirs, executors and administrators.

     33. RENEWAL OPTIONS. Tenant shall have one (1) five (5) year option to renew for all of the Tenant Space upon six (6) months prior written notice. The terms and conditions of such renewal period shall be the same terms and conditions as set forth herein except: (1) the renewal rental rate for the Tenant Space shall be $18.40 per square foot, plus a twelve percent (12%) usage fee; and (2) the Base Year shall remain the initial year of the Term under this lease (as opposed to the first year of the renewal term).

     34. MISCELLANEOUS. Notwithstanding anything to the contrary contained in this Lease, any monies due to Landlord under this Lease in addition to the fixed Rent shall be deemed to be Additional Rent. Any default on the payment of such Additional Rent shall give Landlord the same rights and remedies as are provided herein with respect to a default in the payment of fixed Rent. Tenant's obligations to pay fixed Rent and Additional Rent shall survive the expiration of the Lease Term or earlier termination of this Lease.

     The failure of the Landlord to insist upon a strict performance of any term, covenant or condition herein shall not be deemed a waiver of any rights or remedies that Landlord may have or a waiver of any subsequent breach or default.

     If any provision of this Lease shall be unenforceable or invalid, such unenforceability or invalidity shall not affect any other provision of this Lease.

     IN WITNESS WHEREOF, Landlord and Tenant have respectively signed and sealed this Lease as of the day and year first above written.


                           B/A Airport Park Solutions, LLC

                           By:________________________________
                               British American Development Corp.
                                 its Managing Member
                                 Charles W. Poe, Jr.
                                 Executive Vice President

                           National Medical Health Card Systems, Inc.

                           By:_________________________________
                                 --------------, -----------

                              RULES AND REGULATIONS


     1. The sidewalks, entrances, passages, courts, elevators, stairways, or halls shall not be obstructed by any Tenant or used for any purpose other than ingress and egress to and from the Building. Nothing shall be thrown out of windows or doors or down passages of the Building.

     2. Movement of goods in or out of the Building shall only be effected through entrances and elevators designated for that purpose. No hand trucks, carts, etc. shall be used in the Building unless equipped with rubber tires and side guards.

     3. No awnings or other projections shall be attached to the outside walls of the Building and no curtains, blinds, shades, or screens shall be used without the prior written consent of the Landlord.

     4. The skylights, windows and doors that reflect or admit light and air into the halls, or other public places in the Building shall not be covered or obstructed by any Tenant, nor shall anything be placed on the windowsills.

     5. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose employees, agents, visitors or licensees, shall have caused the same.

     6. No Tenant shall mark, paint, drill into, or in any way deface any part of the Building or which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of the Landlord, and as the Landlord may direct. No Tenant shall lay linoleum or other similar floor covering, so that the same shall come in direct contact with the floor of the Building, and, if linoleum or other covering is used, an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other adhesive being expressly prohibited.

     7. No Tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring the Building or those having business with them whether by the use of any instrument, radio, talking machine, unmusical noise, whistling, singing, or otherwise.

     8. No Tenant, nor any of Tenant's employees, agents, visitors or licensees, shall at any time bring or keep upon the Building any inflammable, combustible or explosive fluid, chemical or substance, or allow any unusual or objectionable odors to be produced upon the Building, or permit animals or birds to be brought or kept at the Building.

     9. No machine, except typical office machines, may be operated in the Building without the written consent of the Landlord; machinery shall be placed in approved settings to absorb or prevent any noise or annoyance.

     10. No Tenant shall place a load upon any floor of the Building exceeding the floor load per square foot area which such floor was designed to carry and all floor loads shall be evenly distributed. All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which the Landlord or Landlord's agent may determine from time to time. The Landlord reserves the right to prescribe the weight and position of all safes, which must be placed so as to distribute the weight. The Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these Rules and Regulations of this Lease. Safes and machinery may not be put on elevators.

     11. Canvassing, soliciting and peddling in the Building is prohibited and each Tenant shall cooperate to prevent the same.

     12. No water cooler, air conditioning unit or system or other apparatus shall be installed or used by any Tenant without the written consent of Landlord.